Acquisition Of August 2, 2004

Exhibit 99.2

Fifth Third Bancorp

Transaction Summary

Exchange Ratio:	**0.5065 Fifth Third Shares per First National Share**
Price per FLB Share:	$ 25.00 [1]
Transaction Structure:	Purchase, Tax-free exchange
Termination Fee	$50 million
Transaction Value:	$1.58 billion [2] (5.6% [1] of FITB Market Capitalization)
Expected Closing:	1st Quarter 2005
Expected Cost Savings:	$50 million: 75% in 2005 and 100% thereafter
Expected Restructuring Charges:	Not to exceed $100 million, pre-tax
Purchase Accounting:	CDI rate of 2.5% on non-time deposits amortized 10 years; sum of years digits
Required Approvals:	Regulatory First National Shareholders
Management:	Significant roles for First National Management in Florida Affiliate

(1) Based on FITB's close price on 7/30/04 of $49.36
(2) Based on expected Pro Forma fully diluted shares outstanding of 63 million

2

Fifth Third Bancorp

Overview of First National's Business

- ✓ Until January 1, 2004 FLB operated as a subsidiary of F.N.B. Corporation, a bank holding company based in Hermitage, PA; FLB was spun off by F.N.B. Corp. in a tax free distribution to shareholders
- ✓ FLB subsidiaries include the First National Bank of Florida and First National Wealth Management with $910 million of trust AUM and a presence in all of their metropolitan markets
- ✓ FLB has 2 mergers pending
  - ➤ March 22, 2004: Southern Community, $1 billion in assets and $900 million in deposits
  - ➤ June 30, 2004: First Bradenton Bank, $60 million in assets and $55 million in deposits

Loans


Res. Mtg.
28%
Comm Mtg.
40%
Construction
19%
Consumer
3%
Commercial
10%

Deposits


SAV
25%
NOW
14%
MMDA
9%
DDA
17%
CDS
35%

Summary Financials

($ in millions)	
Balance Sheet Data	
Assets	$5,331
Deposits	3,871
Loans	3,488
Common Equity	651
Profitability / Capital Adequacy Ratios	
TCR	5.00%
ROAA	0.80
ROACE	5.60
Credit Quality Ratios	
NCOs/Loans	0.07%
NPAs / Loans + OREO	0.21
Reserves / NPLs	5.77x

N.B. Financials as of June 30, 2004.
Pro forma for pending acquisition of Southern Community.

3

Market Share 20.2% 19.0 11.0 3.9 2.6 2.5 2.1 2.0 1.9 1.8 1.5 1.4 1.3 1.2 1.2 1.2 0.2 100.0%

in

737 923 447 149 147 193 47 35 15 120 93 22 78 28 94 43 15 4,732 # of Branches Rank 1 2 3 4 5 6 7 8 9 10 11 11 12 13 14 15 38 Deposit in Market ($mm) $54,233 50,957 29,396 10,369 6,907 6,559 5,751 5,468 4,983 4,835 4,089 3,704 3,464 3,324 3,158 3,155 626 $268,174

Washington Mutual Colonial BancGroup FITB Pro Forma 4 Florida Institution Bank of America Wachovia SunTrust Regions Financial AmSouth Bancorp. Golden West Financial Citigroup Ohio Savings Financial Ocean Bankshares First National Northern Trust BB&T BankUnited Financial Fifth Third Bancorp Totals Source: SNL Datasource. Branch data as of 2004, pro forma for pending and completed acquisitions.

Right Markets, Significant Sales Opportunities First National is the largest publicly traded bank headquartered Florida Top Management has nearly 100 years of combined Florida banking experience

_ _ % %

Fifth Third Bancorp

Combined Franchise Operates in Attractive Florida MSAs

Population of 5.9 million people in these markets with a weighted average growth rate of 13 percent

Naples

Institution	Deposit in Market ($mm)	Rank	# of Branches	Market Share
FITB Pro Forma	**$1,370**	**1**	**20**	**19.7%**
Bank of America	1,315	1	18	18.9
Wachovia	1,098	2	22	15.8
First National	**971**	**3**	**12**	**13.9**
Orion Bancorp	476	4	5	6.8
AmSouth	408	5	9	5.9
Fifth Third Bancorp	**399**	**6**	**8**	**5.7**
SunTrust	283	7	7	4.1
Northern Trust	269	8	2	3.9
Florida Community	197	9	3	2.8
Golden West Financial	190	10	2	2.7

Sarasota

Institution	Deposit in Market ($mm)	Rank	# of Branches	Market Share
Bank of America	$3,072	1	45	24.8%
Wachovia	2,056	2	47	16.6
SunTrust	1,860	3	27	15.0
Royal Bank of Canada	542	4	11	4.4
Golden West Financial	484	5	6	3.9
Northern Trust	444	6	4	3.6
Gold Banc Corp.	423	7	8	3.4
BB&T Corp.	414	8	15	3.3
FITB Pro Forma	**311**	**9**	**7**	**2.5**
Century Financial Grour	267	10	7	2.2

Tampa / St. Petersburg

Institution	Deposit in Market ($mm)	Rank	# of Branches	Market Share
Bank of America	$8,980	1	120	24.9%
Wachovia	7,555	2	146	21.0
SunTrust	4,727	3	96	13.1
AmSouth	2,529	4	59	7.0
Golden West Financial	1,509	5	9	4.2
BB&T	1,343	6	34	3.7
South Financial Group	1,076	7	22	3.0
Colonial BancGroup	914	8	24	2.5
Third FS&LA M.H.C.	876	9	5	2.4
FITB Pro Forma	**831**	**10**	**28**	**2.3**

Orlando

Institution	Deposit in Market ($mm)	Rank	# of Branches	Market Share
SunTrust	$5,843	1	55	26.0%
Bank of America	4,339	2	72	19.3
Wachovia	3,346	3	77	14.9
Washington Mutual	1,276	4	30	5.7
Colonial BancGroup	1,076	5	23	4.8
FFLC Bancorp	576	6	10	2.6
FITB Pro Forma	**565**	**7**	**12**	**2.5**
AmSouth Bancorp.	514	8	26	2.3
South Financial Group	492	9	8	2.2
Villages Bancorp	391	10	5	1.7

Cape Coral

Institution	Deposit in Market ($mm)	Rank	# of Branches	Market Share
Bank of America	$1,544	1	33	20.9%
Wachovia	1,510	2	41	20.4
SunTrust	1,132	3	20	15.3
FITB Pro Forma	**785**	**4**	**15**	**10.6**
First National	**562**	**4**	**9**	**7.6**
Colonial BancGroup	402	5	13	5.4
AmSouth Bancorp.	245	6	6	3.3
Golden West Financial	241	7	3	3.3
Third FS&LA M.H.C.	230	8	2	3.1
Fifth Third Bancorp	**223**	**9**	**6**	**3.0**
First Citizens BancShar	194	10	4	2.6

5

and a 0.21 Pro Forma 6/30/04

3% Pro Forma 6/30 0.22 2003

. 2003 / Loans & OREO

23 0.27 2002

NPA’s

of 2002 Noninterest income

2001 0.31 2001 CAGR 2% 2000 0.30 2000

.

18 1999 0.35 0.3 0.25 0.2 0.15 0.1 0.05 0

Net interest income

of $0

deposit $240 $200 $160 $120 $80 $40

CAGR 6

Pro Forma 6/30 0.07 Pro Forma 6/30/04

revenue 2003 0.13 2003

2002 With Pristine Credit Quality…

Deposits 0.22 2002 2001

2000 Loans / Average Loans 0.19 2001

1999 NCO’s 0.16 2000 High Quality Growth Track Record Since 1999, FLB has generated a $4,500 $3,750 $3,000 $2,250 $1,500 $750 $0 0.25 0.2 0.15 0.1 0.05 0

• $94K Market = $31K

• CDS 30%

• Deposit Forma) MMDA 8%

• Income/FTE Deposits DDA 16% MSA (Pro SAV 21% Net 4.5% Share 5/3 FLB NOW 25%

• 7

• Construction 18% Mtg. 27%

• deposits Centers Res.

• Loans Commercial 12%

• in Banking

• Consumer 6%

• billion 90 Mtg.

• Comm 37%

• $4.7 Over

• _

• Forma (Florida)…Pro

• Bank assets loans in in Third billion billion Fifth $6.3 $4.1

• _

may contain forward-looking statements about Fifth Third Bancorp, First National Bankshares and/or 8 This presentation the combined company within the meaning of Sections 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. This presentation may contain certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of Fifth Third Bancorp, First National Bankshares and/or the combined company including statements preceded by, followed by or that include the words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” “remain” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) competitive pressures among depository institutions increase significantly; (2) changes in the interest rate environment reduce interest margins; (3) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (4) general economic conditions, either national or in the states in which Fifth Third, First National Bankshares and/or the combined company do business, are less favorable than expected; (5) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (6) changes and trends in the securities markets; (7) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, First National Bankshares and/or the combined company or the businesses in which Fifth Third, First National Bankshares and/or the combined company are engaged; (8) difficulties in combining the operations of First National Bankshares and/or other acquired entities and (9) the impact of reputational risk created by the developments discussed above on such matters as business generation and retention, funding and liquidity. We undertake no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation. Further information on other factors which could affect the financial results of Fifth Third after the merger are included in Fifth Third’s and First National Bankshares’ filings with the Securities and Exchange

Commission. These documents are available free of charge at the Commission’s website at http://www.sec.gov and/or from Fifth Third or First National Bankshares. Investors and security holders are advised to read the proxy statement/prospectus regarding the transaction referenced be filed with the Commission by Fifth Third Bancorp and First National Bankshares. Security holders may receive a free copy of the proxy statement/prospectus (when available) and other related documents filed by Fifth Third Bancorp and First National Bankshares at the Commission’s website at http://www.sec.gov and/or from Fifth Third Bancorp and First National Bankshares. First National Bankshares and its executive officers and directors may be deemed to be participants in the solicitation of proxies from stockholders of First National Bankshares with respect to the transaction contemplated by the definitive agreement. Information regarding such officers and directors is included in First National Bankshares’ proxy statement for its 2004 Annual Meeting of Shareholders filed with the Commission on March 12, 2004. This document is available free of charge at the Forward Looking Statement Disclosure in this document when it becomes available, because it will contain important information. The proxy statement/prospectus will Commission’s website at http://www.sec.gov and/or from First National Bankshares.